UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010, (June 9, 2010)

SCI ENGINEERED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

 Commission file number: 0-31641

Ohio	31-1210318
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2839 Charter Street, Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 486-0261

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on June 9, 2010, at the Company headquarters located at 2839 Charter Street, Columbus, Ohio 43228.  The final voting results for the proposal submitted to a vote of security holders at the Annual Meeting are set forth below.

Proposal 1.   The election of five members to the board of directors, each to serve until the 2011 annual meeting of stockholders or until his successor is duly elected and qualified.

		AGAINST
		OR
	FOR	WITHHELD
Robert J. Baker, Jr.	2,517,772	1,910
Walter J. Doyle	2,517,732	1,950
Robert H. Peitz	2,517,832	1,850
Daniel Rooney	2,517,772	1,910
Edward W. Ungar	2,517,772	1,910

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: June 10, 2010	By	/s/ Daniel Rooney
Daniel Rooney President and Chief Executive Officer